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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 27, 1997

                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


            Delaware             0-16311                     34-1567092
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          (State or other       (Commission File            (IRS Employer
          jurisdiction of           Number)                  Identification
          incorporation)                                            No.)


1215 Superior Avenue, Cleveland, Ohio                               44114
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (216) 566-5300
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ITEM 5.  OTHER EVENTS

         (1) Attached as Exhibit 99.1 are materials to be presented at financial institutions conferences in September 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (c) The following exhibits are filed as part of this Report and incorporated herein by reference:

                  99.1  Supplemental Information


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CHARTER ONE FINANCIAL, INC.

Date: September 3, 1997                    By: /s/ Richard W. Neu
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                                           Richard W. Neu
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                              Description

99.1                                Supplemental Information